UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2017 (February 1, 2017)

Coty Inc.

(Exact Name of Registrant as Specified in its Charter)

DE	001-35964	13-3823358
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Fifth Avenue New York, NY	10118
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 389-7300

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As previously disclosed, on February 1, 2017, Coty Inc. (the “Company”) completed the transactions contemplated by the Contribution Agreement, dated as of January 10, 2017 (as amended, modified and supplemented from time to time, the “Contribution Agreement”), by and among the Company, Coty US Holdings Inc., a Delaware corporation (“Coty US”), Foundation, LLC, a Delaware limited liability company and wholly-owned subsidiary of Coty US, Younique, LLC, a Utah limited liability company (“Younique”), UEV Holdings, LLC, a Delaware limited liability company, Aspen Cove Holdings, Inc., a Utah corporation and the majority unit holder of Younique, each of the other unit holders of Younique, and Derek Maxfield, in his individual capacity and as the “Unit Holder Representative” thereunder. This amendment to the Company’s Current Report on Form 8-K dated February 1, 2017 (the “Initial 8-K”) is being filed to provide the financial statements described in Item 9.01(a) and 9.01(b) below.

Forward-Looking Statements

Certain statements in this Form 8-K are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the Company’s current views with respect to, among other things, the Company’s future operations and financial performance. These forward-looking statements are generally identified by words or phrases, such as “anticipate”, “are going to”, “estimate”, “plan”, “project”, “expect”, “believe”, “intend”, “foresee”, “forecast”, “will”, “may”, “should”, “outlook”, “continue”, “target”, “aim”, “potential” and similar words or phrases. These statements are based on certain assumptions and estimates that the Company considers reasonable and are subject to a number of risks and uncertainties, many of which are beyond the control of the Company, which could cause actual events or results to differ materially from such statements, including:

•	the Company’s ability to achieve its global business strategy, compete effectively in the beauty industry and achieve the benefits contemplated by its recent strategic transactions within the expected time frame, including the Company’s joint ventures and recent acquisitions;
•	use of estimates and assumptions in preparing the Company’s financial statements, including with regard to revenue recognition, stock compensation expense, the market value of inventory and the fair value of acquired assets and liabilities associated with acquisitions;
•	managerial, integration, operational, regulatory, legal and financial risks, including management of cash flows and expenses associated with the Company’s strategic transactions and internal reorganizations;
•	the integration of The Procter & Gamble Company’s global fine fragrances, salon professional, cosmetics and retail hair color businesses, along with select hair styling brands with the Company’s business, operations, systems, financial data and culture and the ability to realize synergies and other potential benefits within the time frames currently contemplated;
•	changes in law, regulations and policies that affect the Company’s business or products;
•	the Company’s and its brand partners' and licensors' ability to obtain, maintain and protect the intellectual property rights, including trademarks, brand names and other intellectual property used in their respective businesses, products and software, and their abilities to protect their respective reputations and defend claims by third parties for infringement of intellectual property rights;
•	the Company’s ability to implement its restructuring programs and the success of the programs or any anticipated programs in delivering anticipated improvements and efficiencies;
•	the Company’s ability to successfully execute its announced intent to divest or discontinue non-core brands and to rationalize wholesale distribution by reducing the amount of product diversion to the value and mass channels;
•	the Company’s ability to anticipate, gauge and respond to market trends and consumer preferences, which may change rapidly, and the market acceptance of new products, including any relaunched or rebranded products;
•	risks related to the Company’s international operations and joint ventures, including reputational, compliance, regulatory, economic and foreign political risks;
•	the Company’s dependence on certain licenses, entities performing outsourced functions and third-party suppliers, including third party software providers;
•	administrative, development and other difficulties in meeting the expected timing of market expansions, product launches and marketing efforts;
•	global political and/or economic uncertainties or disruptions;
•	the Company’s ability to manage seasonal variability;
•	increased competition, consolidation among retailers, shifts in consumers’ preferred distribution channels and other changes in the retail, e-commerce and wholesale environment in which the Company does business and sell their products;
•	disruptions in operations, including due to disruptions or consolidation in supply chain, manufacturing rights or information systems, labor disputes and natural disasters;
•	restrictions imposed on the Company through its license agreements and credit facilities and changes in the manner in which the Company finances its debt and future capital needs, including potential acquisitions;
•	increasing dependency on information technology and the Company's ability to protect against service interruptions, data corruption, cyber-based attacks or network security breaches, costs and timing of implementation and effectiveness of any upgrades to their respective information technology systems and failure by the Company to comply with any privacy or data security laws or to protect against theft of customer, employee and corporate sensitive information;
•	the Company’s ability to attract and retain key personnel;
•	the distribution and sale by third parties of counterfeit and/or gray market versions of the Company’s products; and
•	other factors described elsewhere in this document and from time to time in documents that the Company files with the Securities and Exchange Commission.

More information about potential risks and uncertainties that could affect the Company’s business and financial results is included under the heading “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2016 and other periodic reports the Company has filed and may file with the Securities and Exchange Commission from time to time.

All forward-looking statements made in this document are qualified by these cautionary statements. These forward-looking statements are made only as of the date of this document, and the Company does not undertake any obligation, other than as may be required by law, to update or revise any forward-looking or cautionary statements to reflect changes in assumptions, the occurrence of events, unanticipated or otherwise, or changes in future operating results over time or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired

The audited consolidated balance sheet of Younique as of December 31, 2016, the audited consolidated statement of income and comprehensive income of Younique for the year ended December 31, 2016, the audited consolidated statement of members’ equity and the audited consolidated statement of cash flows of Younique for the year ended December 31, 2016 are filed herewith as Exhibit 99.1 and incorporated herein by reference.

(b)	Pro forma financial information

The unaudited condensed combined pro forma balance sheet information of the Company and its subsidiaries as of December 31, 2016 and the unaudited condensed combined pro forma statement of operations of the Company and its subsidiaries for the year ended June 30, 2016 and for the six months ended December 31, 2016 are filed herewith as Exhibit 99.2 and incorporated herein by reference.

(d)	Exhibits

Exhibit No.	Description

23.1	Consent of Squire & Company, PC

99.1	Audited consolidated financial statements of Younique as of December 31, 2016 and for the year ended December 31, 2016

99.2	Unaudited condensed combined pro forma financial statements of Coty Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COTY INC.
(REGISTRANT)

Date: April 12, 2017	By:	/s/ Patrice de Talhouët
	Name:	Patrice de Talhouët
	Title:	Chief Financial Officer

COTY INC.

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Squire & Company, PC

99.1	Audited consolidated financial statements of Younique as of December 31, 2016 and for the year ended December 31, 2016

99.2	Unaudited condensed combined pro forma financial statements of Coty Inc.